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Exhibit 10.35

          Agreement between Savage-Ver Ploeg & Associates, Inc. and Brenton Bank dated March 19, 1999. This Agreement is incorporated from Form 10-Q of Brenton Banks, Inc. for the quarter ended September 30, 1999.
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